             U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                                FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 1, 2002

              AMERICAN INTERNATIONAL VENTURES, INC.

         (Name of Small Business Issuer in its charter)

Delaware                000-30368              22-3489463

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                                  I.D. Number)

260 Garibaldi Avenue, Lodi, New Jersey             07644

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number (973) 335-4400

Item 1. Change of Control of Registrant.

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Coincident with the resignation of certain directors as provided in Item 6 below, on May 2, 2002, Arthur de Witt Ackerman and Walter J. Salvadore, Jr. were appointed to the Board of Directors of the Company. On May 6, 2002, Robert G. Carrington, Brian G. Russell, and Samuel G. Nunnemaker were appointed to the Board of Directors of the Company, and Barry Downs became the Chief Executive Officer of the Company, Samuel G. Nunnemaker became President of the Company, and Jack Wagenti became Chief Financial Officer, Treasurer, and Secretary of the Company. Robert G. Carrington, Samuel G. Nunnemaker, Barry Downs and Arthur deWitt Ackerman, each acquired 500,000 shares of common stock at $0.00001 per share. In addition, Robert G. Carrington and Samuel G. Nunnemaker each acquired an additional 1,500,000 shares of common stock of the Company (3,000,000 in aggregate) at $0.00001 (“Additional Shares”).  These Additional Shares are held in Trust by the Company until the following schedule is met, and will be distributed to each Robert G. Carrington and Samuel G. Nunnemaker as per the following schedule:

A) The Company will distribute, one million shares (500,000 each to Robert G. Carrington and Samuel G. Nunnemaker), when a property or properties for which there are published resources which contain an aggregate of two (2) million ounces of contained gold are acquired.

B) The Company will distribute, one million shares (500,000 each to Robert G. Carrington and Samuel G. Nunnemaker), when a property or properties for which there are published resources which contain an additional aggregate of two (2) million ounces of contained gold are acquired (total resources of A plus B equal to four (4) million ounces.

(C) The Company will distribute, one million shares (500,000 each to Robert G. Carrington and Samuel G. Nunnemaker), when the aggregate of all acquired resources, (total resources of A plus B plus C) equals or exceeds to six (6) million ounces.

On May 6, 2002, Jack Wagenti resigned as President of the Company, Emanuel Ploumis resigned as Chief Executive Officer of the Company, and Jonathan Downs resigned as Secretary and Treasurer of the Company.

The following table reflects the beneficial ownership of common stock of the Company held each party after giving effect to the transactions described above. The following information is based upon 19,752,210 shares of common stock of the Company which are issued and outstanding as of the date of this filing which includes the Additional Shares:

Name, Address and Title                 Amount and nature                       Percent

of Beneficial Owner                         of Beneficial Ownership(1)             of Class

----------------------------                            ---------------                                             -------

Arthur deWitt Ackerman                          500,000                                     2.5%

Tryon, North Carolina 28782

Robert Carrington                                  500,000(2)                                     2.5%

3025 Fairlands Drive

Reno, Nevada 89523

Barry Downs                                          500,000                                         2.5%

12620 Silver Wolf Road

Reno, Nevada 89511

Samuel G. Nunnemaker                        500,000(3)                                     2.5%

3950 Hill View Drive

Carson City, Nevada 89701

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(1). “Beneficial ownership" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2). The amount doesn’t include Mr. Carrington’s additional 1,500,000 shares purchased by him, as per agreement.

(3). The amount doesn’t include Mr. Nunnemaker’s additional 1,500,000 shares purchased by him, as per agreement.

Item 6. Resignation of Registrant's Directors.

On May 1, 2002, Charles A. Fitzpatrick resigned from the Board of Directors of the Company. On May 4, 2002, Dominick Taglialatella resigned from the Board of Directors of the Company. On May 6, 2002, Jack Wagenti and Emanuel Ploumis resigned from the Board of Directors of the Company On May 21, 2002, Thomas August resigned from the Board of Directors of the Company. No disagreement exists between the former directors and with the registrant on any matter relating to the registrant's operations, policies, or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.1                  Resignation letter of Charles Fitzpatrick.

        17.2                  Resignation letter of Dominick Taglialatella.

        17.3                  Resignation letter of Jack Wagenti.

        17.4                  Resignation letter of Emanuel Ploumis.

        17.5                  Resignation letter of Thomas F. August

Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American International Ventures, Inc.

/s/ Samuel  Nunnemaker                           July 17, 2002

Samuel G. Nunnemaker

President

                          EXHIBIT INDEX

Exhibit Number                Description

--------------                        -----------

        17.1                           Resignation letter of Charles Fitzpatrick.

        17.2                           Resignation letter of Dominick Taglialatella.

        17.3                           Resignation letter of Jack Wagenti.

        17.4                           Resignation letter of Emanuel Ploumis.

        17.5                           Resignation letter of Thomas F. August

EXHIBIT 17.1

May 1, 2002

Telefax No. 973-471-7327

Mr. Jack Wagenti

American International Ventures, Inc.

260 Garibaldi Avenue

Lodi, New Jersey

RE:

American International Ventures, Inc.

Dear Mr. Wagenti:

I hereby resign as a member of the Board of Directors effective today, May 1, 2002.

Thank you for your consideration.

Very truly yours,

/s/ Charles A. Fitzpatrick III

Charles A. Fitzpatrick, III

EXHIBIT 17.2

Dominick Taglialatella

66 Crabapple Lane

Gillette, N.J. 07933

May 4, 2002

Mr. Jack Wagenti

President

American International Ventures, Inc.

260 Garibaldi Avenue

Lodi, New Jersey

Dear Jack Wagenti:

I hereby resign from my position as Director, effective May 4, 2002.

Sincerely,

/s/  Dominick Taglialatella

Dominick Taglialatella

EXHIBIT 17.3

Jack Wagenti

260 Garibaldi Avenue

Lodi, N.J. 07644

May 6, 2002

Dale Truesdale

Director

American International Ventures, Inc.

260 Garibaldi Avenue

Lodi, New Jersey

Dear Dale Truesdale:

I hereby resign from my position as Director and President, effective May 6, 2002.

Sincerely,

/s/ Jack Wagenti

Jack Wagenti

EXHIBIT 17.4

Emanuel Ploumis

1160 Pilgrims Path Way

Peach Bottom, PA 07563

May 6, 2002

Dale Truesdale

Director

American International Ventures, Inc.

260 Garibaldi Avenue

Lodi, New Jersey

Dear Dale Truesdale:

I hereby resign from my position as Director and Chief Executive Officer, effective May 6, 2002.

Sincerely,

/s/ Emanuel Ploumis

Emanuel Ploumis

EXHIBIT 17.5

To:  Mr. Jack Wagenti – American International Ventures, Inc.

From:  Mr. Thomas August

Date:  May 21, 2002

Subject:  My Status as a Board Member of American International Ventures, Inc.

==============================================================

This letter is to announce my resignation from the board of directors as scientific director of American International Ventures.

This action is due to the lack of activity due to financial restraints.

I wish you success in the future.

Sincerely,

/s/ Thomas F. August

Thomas F. August

May 21, 2002